U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 19, 2004


                          VISTA CONTINENTAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 2-90519

      Delaware                                                72-0510027
----------------------                                     ---------------
(State or Jurisdiction                                     (I.R.S Employer
   of Incorporation)                                     Identification No.)


                      6600 West Charleston Boulevard, #118
                               Las Vegas, NV 89146
                            Telephone: (702) 228-2077
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)



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This form 8K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management's expectations as of the date hereof, and the Company does not undertake any responsibility to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of factors set forth in this Form 8K.
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

THE ACQUISITION

On August 19, 2004, Vista Continental Corporation ("Vista") acquired 4,000 shares of Miranda Mining I (Guyana), a corporation incorporated under the Companies Act of Guyana ("Miranda I") from Miranda Mining III (Guyana), Inc., a corporation incorporated under the Companies Act of Guyana ("Miranda III") in exchange for the issuance of 36,000,000 restricted shares of Vista common stock, $.001 par value pursuant to the Asset Purchase Agreement, dated June 30, 2004 between Vista and Miranda III ("the Agreement"). A copy of the Agreement is attached to the July 1, 2004 Form 8K as Exhibit 10.1 and is hereby incorporated by reference. The 4,000 shares of capital stock of Miranda I acquired by Vista represents a 40% ownership interest in Miranda I. The above summary description of the terms and conditions of the Agreement is qualified in its entirety by the specific terms and conditions of the Agreement. Miranda III is 100% owned by Alberto DoCouto, who is the majority shareholder of Vista. Furthermore, Mr. DoCouto owns and controls the remaining 60% of Miranda I.


BUSINESS OF MIRANDA I

Miranda I is the owner, through two deeds of assignment, of the exclusive rights to mine 31 river claims located along the Mazaruni River in the interior of the Republic of Guyana (the "River Claims"). Miranda I is also the owner, in addition to other assets, of two 10-inch Hydraulic Cutterhead Dredges, which are located in the Republic of Guyana.

The Republic of Guyana is a former British colony located on the northeastern coast of South America. Guyana covers an area of approximately 214,970 square kilometers and hosts a population of approximately 750,000 people. Guyana is the only English speaking country in South America

Miranda I's claims are located on the Mazaruni River approximately 200 kilometers south of the city of Georgetown, the capital of Guyana. The claims are accessible by river with an airstrip located approximately 50 kilometers from Red Hill at the village of Kurapong. From Kurapong, easy river access is available to most of the claims. Commercial river taxi and freight services are numerous along the Mazaruni River.

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

Mining Claims of Miranda I
--------------------------

Miranda I's claims are split into two groups of river concessions. The first group, designated as the "Fish Pan" claims, consists of 15 river claims. The second group, designated as the "Red Hill" claims consists of 16 river claims. The two sets of claims are approximately 50 kilometers apart. One river claims consists of one mile of navigable river. The total area of the Fish Pan claims is approximately 2,300 hectares. The Fish Pan claim assignment is for 12 years and requires a 10% tribute to be paid on the gross monetary proceeds from all gold, diamonds, and other precious metals recovered and sold. The total area of the Red Hill claims is approximately 3000 hectares. The term of the assignment is indefinite and does not contain a royalty or tribute clause. All gold produced from these claims is required to be sold to the Guyana Gold Board, which pays a price based on the published London Daily Price.

Business Strategy
-----------------

Miranda I plans to mine these claims by dredging the rivers with two to three cutterhead dredges. Currently, Miranda I is the owner of two fully functioning dredges and a third dredge that needs to be completed, as well as ground penetrating radar surveys (GPR) of the areas of interest to Miranda I. The dredges allow mining at a depth of approximately 20 meters. The processing plant on each dredge has a production capacity of approximately 300 tons for every 24 hours running time.

At the present time, all operations have temporarily ceased in regards to the mining of the claims. Miranda I is currently in the process of reevaluating the mining locations and the dredge recovery system to improve recovery. Miranda I plans to spend approximately $350,000 to upgrade and refurbish the two existing dredges. Furthermore, another $150,000 will be needed to complete construction of the third dredge. Miranda I's current plan is to complete construction of the new recovery system on all the dredges and place them on the Fish Pan claims within three to four months.


Risk Factors Associated With The Acquisition

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The risks listed below should be carefully considered prior to purchasing our common stock. Our most significant risks and uncertainties in regards to the acquisition are described below; however, they are not the only risks we face. If any of the following risks occur, our business, financial condition, or results or operations could be adversely affected in a material manner. The trading of our common stock could decline, and you may lose all or part of your investment. You should purchase our common stock only if you can afford to lose your entire investment.
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Our Mineral Rights Could Be Challenged.
---------------------------------------

The rights to mine the properties in Guyana are done so through assignment agreements. Through assignment agreements, we have the rights to mine certain claims as a leaseholder, subject to Guyana mining rules and regulations. We cannot guarantee that these assignments will not be challenged. Our ability to ensure that we have obtained secure claims to individual mineral properties or mining concessions could be severely constrained. We might not have conducted surveys of all of the properties in which we hold direct or indirect interests and, therefore, their precise area and location could be in doubt. Accordingly, our mineral properties could be subject to prior unregistered agreements, transfers or claims, and title could be affected by, among other things, undetected defects. In addition, we might be unable to operate our properties as permitted or to enforce our rights with respect to our properties.


We Face Competition From Other Mining Companies In Connection With The Acquisition Of Properties.
----------------------------------------------------------------------

We face strong competition from other mining companies in connection with the acquisition of properties producing, or capable of producing, precious metals. Many of these companies have greater financial resources, operational experience and technical capabilities. As a result of this competition, we might be unable to maintain or acquire attractive mining properties on terms we consider acceptable or at all. Consequently, our revenues, operations and financial condition could be materially adversely affected.


The Miranda I Operations May Not Be Profitable.
-----------------------------------------------

There is no assurance that we will be able to successfully mine the claims in Guyana, or generate enough revenue to continue operations in Guyana.


We Own A Minority Interest In Miranda I, Which Will Impact Our Ability To Control Operations.
-------------------------------------------------------------------------

Our ability to impact and control the direction of operations in Miranda I is limited due to the fact that we own a minority interest. Although we do, and will continue to have, input on how operations will be conducted, we lack the ability to make any final decisions.

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

We May Be Subject To Dilution Of Our Interest In Miranda I.
-----------------------------------------------------------

We may be subject to dilution of our interest in Miranda I should additional funding become necessary to continue the mining operations. Should additional funds become necessary to supplement, increase, or improve the mining operations, Vista may not be in the position to invest additional capital. Should that occur, Miranda I may seek additional funds for outside sources, which would result in a dilution of Vista's interest.

We Are Subject To Risks Relating To Exploration, Development And Operations In A Foreign Country.
--------------------------------------------------------------------------------

Certain laws, regulations and statutory provisions in Guyana may have a material negative impact on our ability to develop or operate a commercial mine. Our assets and operations may be affected by various political and economic uncertainties, including:


     o    expropriation and nationalization;

     o renegotiation or nullification of existing concessions, licenses, permits, and contracts;

     o    illegal mining;

     o    changes in taxation policies;

     o    restrictions on foreign exchange and repatriation; and

     o changing political conditions, currency controls, and governmental regulations that favor or require the awarding of contracts to local contractors or require foreign contractors to employ citizens of, or purchase supplies from, a particular jurisdiction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired
         -------------------------------------------

         Not applicable

(b)      Pro forma financial information
         -------------------------------

         Not applicable

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

(c)      Exhibits

         Exhibit Number         Description
         --------------         -----------

         10.1                   Asset Purchase Agreement Dated June 30, 2004(1)

         10.2                   Amendment to Asset Purchase Agreement Dated June
                                30, 2004(2)

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(1)       Incorporated by reference from the Company's Interim Report on Form
          8-K filed on July 1, 2004.

(2) Incorporated by reference from the Company's Interim Report on Form 8-K filed on July 30, 2004.



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

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          VISTA CONTINENTAL CORPORATION
                          -----------------------------
                                  (Registrant)

Date:  August 19, 2004
                                            /s/ Lawrence Nash
                                            -----------------------------------
                                            Dr. Lawrence Nash,
                                            President & Chief Executive Officer








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